PLEDGE AGREEMENT


     This PLEDGE AGREEMENT (this "Pledge Agreement") dated as of April 14, 1999 is made by Richard H. Friedman (the "Pledgor"), an individual residing at 2 Palmer Place, Armonk, New York 10504, in favor of MIM Corporation, a Delaware corporation (the "Secured Party"), with an office at 100 Clearbrook Road, Elmsford, New York 10523.

                              W I T N E S S E T H :

     WHEREAS, Pledgor is the record and beneficial owner of 1,500,000 shares of the common stock, par value $.0001 per share (the "Common Stock") of the Secured Party; and

     WHEREAS, simultaneously with the execution and delivery of this Pledge Agreement, the Pledgor is executing and delivering to the Secured Party a Commercial Term Promissory Note dated of even date herewith, in the original principal amount of $1,700,000.00 (such Note, as the same may be amended, supplemented or otherwise modified from time to time, and any note or instrument given in or evidencing a substitution, refinancing, refunding, replacement, extension or exchange of or for such Note, being collectively referred to herein as the "Promissory Note") evidencing a commercial $1,700,000.00 term loan (the "Loan"); and

     WHEREAS, to induce the Pledgee to make the Loan, the Pledgor promised to pledge the aforesaid 1,500,000 shares as security for the payment of the Promissory Note.

     NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor hereby agrees with the Secured Party as follows:

     1. Defined Terms. The following terms shall have the following meanings as used herein:

     "Business Day": any day other than Saturday or Sunday or other day in which banks are authorized to be closed in the State of New York.

     "Code": the Uniform Commercial Code as from time to time in effect in the State of New York.

     "Collateral": all of Pledgor's right, title and interest in, to or under any of the following:

     (i) all of the stock described in Schedule I attached hereto and hereby made a part hereof;

     (ii) all dividends (cash or non-cash) and all other distributed stock rights, subscription rights, warrants, interest, cash, instruments, new securities, security entitlements and all other property to which the Pledgor now or hereafter becomes entitled by reason of its interest in any or all of the foregoing;

    (iii) all  substitutions,   additions,   replacements,   rollovers,  splits,
          products and accessions for, of and/or to any of the foregoing;

     (iv) all cash and non-cash proceeds of all of the foregoing;

     (v) any and all stock certificates or other instruments or other writings evidencing any stock or other securities referred to in clauses (i) through (iii) above; and

     (vi) any and all other property (tangible or intangible) identified herein as additional collateral.

     "Default": any event which with the giving of notice or passage of time, or both, would become an Event of Default.

     "Event of Default": the occurrence of any of the following (whether or not an event or circumstance is mentioned once or more than once):

     (i)  any "Event of Default" as defined in the Promissory Note;

     (ii) any representation or warranty made by the Pledgor hereunder proves to have been false or misleading in any material respect when given;

    (iii) any default by the Pledgor in the observance or performance of Sections 5(b), 5(e) or 5(g) hereof; or

     (iv) any default by the Pledgor in the observance or performance of any other covenant or agreement set forth herein and such default shall continue unremedied for a period of thirty (30) calendar days after the earlier to occur of (i) written notice of such default shall have been given to the Pledgor by the Secured Party of such default or (ii) the Pledgor becoming actually aware of such default.

     "Lien": any security interest, mortgage, lien, pledge, charge, title retention agreement, hypothecation, levy, execution, seizure, attachment, garnishment, voting agreement, assignment or other encumbrance.

     "Loan to Collateral Value Ratio": at any particular time, the ratio of (a) the sum of (i) the then outstanding principal amount of the Promissory Note plus (ii) the then accrued and unpaid interest under the Promissory Note to
     (b) the fair market value (to be determined by the Secured Party on the basis of the then applicable quoted price on the stock exchange on which the capital stock of the Secured Party is traded, or, if such


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

     quotation(s) is/are not available for any reason, on a basis to be determined by the Secured Party in its good faith discretion) of the then remaining Specified Pledged Stock owned by the Pledgor and for which certificates (and accompanying duly executed stock powers in blank) have been delivered to and are then in the possession of the Secured Party and in which the Secured Party has a first priority secured interest.

     "Obligations": all indebtedness, liabilities, covenants and duties of, all terms and conditions to be observed by, and all other obligations of the Pledgor under the Promissory Note and this Pledge Agreement, whether now existing or hereafter arising, including without limitation all principal, interest, and reasonable costs and expenses (including without limitation reasonable attorneys fees) under the Promissory Note.

     "Person": any individual, corporation, partnership, trust or unincorporated organization, a government or any agency or political subdivision thereof, or other entity.

     "Pledge Agreement": this Pledge Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

     "Proceeds": proceeds of every kind, nature and description and in whatever form (whether cash or non-cash) including, but not limited to, any and all dividends or other income from the Specified Pledged Stock or other collateral and collections thereon or distributions with respect thereto.

     "Specified Pledged Stock": as defined in Schedule I hereto.

     2. Grant of Security Interest. The Pledgor hereby delivers to the Secured Party all the Specified Pledged Stock and hereby grants to the Secured Party a first priority security interest in the Collateral, as collateral security for the full and prompt payment, performance and observance when due (whether due at the stated maturity, by demand, acceleration or otherwise) of the Obligations.

     3. Stock Powers. Pledgor shall cause any and all certificates or other instruments or other writings at any time representing or evidencing any of the Collateral to be immediately delivered to the Secured Party along with undated stock powers (or other appropriate indorsements) covering such certificates, instruments or other writings duly executed in blank by the Pledgor with, if the Secured Party so requests, signature guaranteed.

     4. Representations and Warranties. The Pledgor represents and warrants that:

     (a) The Pledgor has not created any restrictions on transferability (other than those created under this Agreement) with respect to the Collateral;

     (b) the Pledgor is the legal and beneficial owner of, and has good and marketable title to, the Specified Pledged Stock listed, free of any and all Liens or options in favor of, or claims of, any other Person, except for the Lien created by this Pledge Agreement;



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

     (c) The security  interest  granted  pursuant to this Pledge Agreement will
constitute  a  valid,   perfected  first  priority   security  interest  in  the
Collateral, enforceable as such against the Pledgor and all other parties; and

     (d) This Pledge Agreement is the legal, valid and binding obligation of the Pledgor, enforceable against Pledgor in accordance with its terms, and the execution, delivery and performance of this Pledge Agreement by the Pledgor does not and will not violate any applicable law, or any agreement, instrument or order applicable to the Pledgor or any of Pledgor's property; and

     (e) The Pledgor's residence is located at 2 Palmer Place, Armonk, New York 10504, and the Pledgor's principal place of business is located at 100 Clearbrook Road, Elmsford, New York 10523.

     5. Covenants. The Pledgor covenants and agrees with the Secured Party that, from and after the date of this Pledge Agreement until the Obligations are paid in full:

     (a) If the Pledgor shall, now or hereafter, as a result of Pledgor's ownership of any of the Specified Pledged Stock or the other Collateral, become entitled to receive or shall receive any shares of stock (including, without limitation, any shares of capital stock representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), or any other distributed stock rights, subscription rights, warrants, interest, cash (other than those cash dividends which the Pledgor is permitted to receive under
Section 6), instruments, new securities, security entitlements or any other property, or any substitutions of, additions to, replacements for, rollovers, splits, products and/or accessions for, of and/or to, or otherwise with respect to, any Collateral, the Pledgor shall accept any and all of the same as the agent of the Secured Party, hold the same in trust for the Secured Party and deliver (to the extent same are certificated or otherwise evidenced by a writing) any and all certificates, other instruments or other writings evidencing same forthwith to the Secured Party in the exact form received, duly endorsed by the Pledgor to the Secured Party, if required, together with an undated stock power(s) covering same duly executed in blank by the Pledgor and with, if the Secured Party so requests, signature guaranteed, any and all of the foregoing to be held by the Secured Party as additional collateral security for the Obligations. Any sums paid upon or in respect of the Specified Pledged Stock (or any other Collateral) upon the liquidation or dissolution of the Secured Party (including without limitation any liquidating dividend) shall be paid over to the Secured Party to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Specified Pledged Stock (or any other Collateral) or any property (cash or non-cash) shall be distributed upon or with respect to the Specified Pledged Stock (or any other Collateral) pursuant to the recapitalization or reclassification of the capital of the Secured Party or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Secured Party to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Specified Pledged Stock (or any other Collateral) shall be received by the Pledgor, the Pledgor shall, until such money or property is paid or delivered to the Secured Party, hold such money or property in trust for the Secured Party, segregated from other funds of the Pledgor, as additional collateral security for the Obligations.



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

     (b) Without the prior written consent of the Secured Party, the Pledgor will not directly or indirectly create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral or any interest therein, except for the Lien provided for by this Pledge Agreement and any other Liens in favor of the Secured Party. The Pledgor will defend the right, title and interest of the Secured Party in and to the Collateral against the claims and demands of all Persons whomsoever.

     (c) At any time and from time to time, upon the written request of the Secured Party, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and/or deliver such Uniform Commercial Code financing statements and such further instruments and other documents and take such further actions as the Secured Party may request to perfect its security interest in any and all Collateral, or may otherwise reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of any and all of the rights, remedies and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Secured Party, duly endorsed in a manner satisfactory to the Secured Party, to be held as additional collateral pursuant to this Pledge Agreement.

     (d) The Pledgor agrees to pay, and to save the Secured Party harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Pledge Agreement or the exercise by the Secured Party of any of its rights, remedies or powers hereunder.

     (e) Subject to the proviso set forth in this sentence, the Pledgor shall not sell, transfer, assign or otherwise dispose of the Collateral; provided, however, that the Secured Party hereby agrees that Secured Party shall, at the written request of the Pledgor, release from time to time up to an aggregate of 300,000 shares (as adjusted, if applicable, for any stock split or reverse stock split, combination or the like) of Common Stock from the Lien of this Pledge Agreement (and the Pledgor shall, after such release, have the right to retain and/or sell or otherwise dispose of the released Collateral) if all of the following conditions are satisfied:

     (i) no Event of Default or Default has occurred and is continuing immediately prior to, nor shall any Event of Default or Default result from, such release;

     (ii) the Loan to Collateral Value Ratio during the entire ninety (90) day period immediately prior to such release, and the Loan to Collateral Value Ratio immediately after such release, is no greater than 1.0 to 2.0; and

    (iii) the Pledgor has given to the Secured Party prior written notice of Pledgor's intent to request any such release and such prior written notice is given no less than 10 and no more than 45 Business Days prior to the proposed date of release.

     (f) [RESERVED]



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

     (g) In the event Pledgor shall move his residence or principal place of business, he shall (i) attempt to give the Secured Party prior written notice thereof and (ii) in any event give to the Secured Party, within 10 calendar days after such move, written notice of such move.

     6. Voting Rights; Dividends. Unless an Event of Default shall have occurred and be continuing, the Pledgor shall be permitted to receive non-liquidating cash dividends paid on the Collateral and to exercise all voting and corporate rights with respect to the applicable Collateral, provided, however, that Pledgor covenants to the Secured Party that no vote shall be cast or corporate right exercised or other action taken by Pledgor which, in the Secured Party's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of any agreement or instrument relating to any Obligation, including without limitation the Promissory Note, this Pledge Agreement, or any other financing document contemplated by the Promissory Note. The Secured Party, if an Event of Default shall have occurred or be continuing, shall have the right to receive and hold as additional collateral any dividends or other distributions on the Specified Pledged Stock or other Collateral and, in the event that the Pledgor shall be delivered or otherwise have received (or be entitled to receive) any such dividends or other distributions, Pledgor shall hold same in trust for, and immediately turn over same to, the Secured Party who may hold same as part of the Collateral hereunder; provided, that, the Secured Party shall also have the right (whether or not an Event of Default then exists) to receive and hold as Collateral any liquidating dividend.

     7. Rights of the Secured Party. (a) If any Event of Default shall occur and be continuing, (A) any and all shares of the Specified Pledged Stock and any other applicable Collateral may, at the Secured Party's option, be registered in the name of the Secured Party or its nominee, and/or (B) the Secured Party or its nominee may exercise (i) all voting, corporate and any other rights pertaining to any and all Collateral, whether at any meeting of shareholders of the Secured Party or otherwise and/or (ii) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to any and all Collateral as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Specified Pledged Stock (and any other applicable Collateral) upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of the Secured Party, or upon the exercise by the Pledgor or the Secured Party of any right, privilege or option pertaining to such shares of the Specified Pledged Stock (and any other applicable
Collateral), and in connection therewith, the right to deposit and deliver any and all of the Specified Pledged Stock (and any other applicable Collateral) with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability to the Pledgor, but the Secured Party shall have no duty to the Pledgor to exercise any of the foregoing rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

     (b) The rights of the Secured Party under this Agreement shall not be conditioned or contingent upon the pursuit by the Secured Party of any right or remedy against any other Person or against the Collateral or any other security or collateral. The Secured Party shall have no obligation or duty (and shall not be liable for any failure) to demand, collect, apply or realize upon all or any part of the Collateral or for any delay in doing so, to collect or to sell or otherwise dispose of any


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

Collateral (whether upon the request of the Pledgor or any other Person or otherwise and whether or not an Event of Default has occurred or the value of the Collateral has (or may) increase or decrease), to advise the Pledgor of any actual or anticipated changes in the value of the Collateral, to act as an investment advisor or insurer of any of the Collateral, to preserve rights against prior parties, to protect Collateral (except, with respect to Collateral in its possession, as specifically set forth in Section 11 below), to take any other action whatsoever with regard to the Collateral or any part thereof, or to seek payment from any particular source, and any such obligation or duty is hereby waived to the fullest extent permitted by applicable law.

     8. Remedies. If an Event of Default shall occur and be continuing, the Secured Party may exercise, in addition to all other rights, remedies and powers granted in this Pledge Agreement or in any other instrument or agreement, all rights, remedies, and powers whether as a secured party or otherwise, under the Code or other applicable law. Without limiting the generality of the foregoing, the Secured Party, without the need for demand of payment or other performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor or any other Person (all of which demands, defenses, advertisements and notices are hereby waived), may at any and all times demand, sue for, collect, receive, issue entitlement orders (without Pledgor's consent), and/or exercise all options and other rights under or with respect to, and/or appropriate and/or realize upon or otherwise deal with, any or all of the Collateral, and/or make any settlement or compromise which the Secured Party reasonably deems desirable with respect to any or all Collateral, and/or sell, assign, give an option or options to purchase or otherwise dispose of and deliver any and all of the Collateral (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold (and in so purchasing the Secured Party may apply towards the purchase price the unpaid amount of any Obligations) . The Secured Party shall have the right to apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping by the Secured Party (or any agent or representative of the Secured Party) of any of the Collateral or in any way relating to the Collateral or the rights, remedies or powers of the Secured Party hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Secured Party, to the payment of any and all of the Obligations (whether matured or unmatured), in such order and manner as the Secured Party may elect, and only after such application and after the payment by the Secured Party of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Secured Party account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Secured Party arising out of the exercise by the Secured Party of any rights, remedies or powers hereunder except to the extent that such claims, damages or demands arise from the gross negligence or willful misconduct of the Secured Party. If any notice of a proposed sale or other disposition of Collateral shall be required by law, ten (10) calendar days prior written notice of the time and place of any public sale or of the time after which any private sale or other intended disposition is to be made shall be deemed reasonable. The Pledgor shall remain fully liable for any deficiency if the proceeds of any sale or other disposition or any application of the Collateral are insufficient to pay the Obligations and the costs and expenses of the Secured Party. Nothing contained in this Agreement shall be interpreted or construed so as to require the Secured Party to realize upon the Collateral prior to attempting to collect any of the Obligations, and the Secured Party may exercise all of its various rights, remedies and powers in such order and manner as Secured Party, in its discretion, shall deem advisable.

     9. Private Sales. (a) The Pledgor recognizes that the Secured Party may be unable to effect a public sale of any or all the Specified Pledged Stock (or other applicable Collateral), by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise (including without limitation the impracticability of such a public sale due to the value of the Specified Pledged Stock or otherwise), and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Secured Party shall be under no obligation to delay a sale of any of the Specified Pledged Stock (or other Collateral) for the period of time necessary to permit the registration of such securities for public sale under the Securities Act, or under applicable state securities laws.

     (b) The Pledgor further agrees to use Pledgor's best efforts to do or cause to be done all such other acts as may be necessary to make any sale or sales of all or any portion of the Specified Pledged Stock (or other Collateral) pursuant to this Pledge Agreement valid and binding and in compliance with any and all other applicable requirements of law. The Pledgor further agrees that a breach of any of the covenants contained in this Section 9 will cause irreparable injury to the Secured Party, that the Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 9 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred.

     10. Certain Waivers. The Pledgor waives (i) diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Pledgor with respect to the Obligations or any other obligations or liabilities of the Pledgor to the Secured Party and (ii) the benefit of any marshalling doctrine with respect to the Secured Party's exercise of its rights, remedies or powers hereunder or otherwise.

     11. Limitation on Duties Regarding Collateral. The Secured Party's sole duty with respect to the custody, safekeeping and physical preservation and protection of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Secured Party deals with similar securities and property for its own account. Neither the Secured Party nor any of its officers, employees or agents shall be (i) liable or responsible for any failure to demand, exercise any options or rights with respect to, notify the Pledgor of any conversions, splits, calls or similar matter, collect or realize upon any of the Collateral or for any delay in doing so or for any change in the value of any Collateral (whether before or after an Event of Default) or (ii) under any obligation to sell or otherwise dispose of any Collateral, whether upon the request of the Pledgor or otherwise.

     12. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

     13. Severability. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in such jurisdiction, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     14.  Paragraph  Headings.  The  paragraph  headings  used  in  this  Pledge
Agreement are for convenience of reference only and shall not affect the construction hereof or be taken into consideration in the interpretation hereof.

     15. No Waiver; Cumulative Remedies; Waivers and Amendments.

     (a) The Secured Party shall not by any act (except by a written instrument executed and delivered by the Secured Party in accordance with subparagraph (b) below), delay, indulgence, omission or otherwise be deemed to have waived any right, remedy or power hereunder or to have acquiesced in any Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Secured Party, any right, remedy or power shall operate as a waiver thereof. No single or partial exercise of any right, remedy or power hereunder shall preclude any other or further exercise thereof or the exercise of any other right, remedy or power. A waiver by the Secured Party of any right, remedy or power hereunder on any one occasion shall not be construed as a bar to any right, remedy or power which the Secured Party would otherwise have on any future occasion. The rights, remedies and powers of the Secured Party herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights, remedies or powers provided by applicable law or any other agreement, instrument or other document. Secured Party may exercise any or all such rights, remedies and powers at any time(s) in any order which Secured Party chooses.

     (b) None of the terms or provisions of this Pledge Agreement may be amended, waived, supplemented or otherwise modified except by a written instrument executed and delivered by the party sought to be charged.

     16. Successors and Assigns. This Pledge Agreement shall be binding upon the successors, assigns, heirs and representatives of the Pledgor and shall inure to the benefit of the Secured Party and its successors and assigns. Pledgor shall not, without the prior written consent of the Secured Party, assign any of his rights or obligations hereunder.

     17. Notices. Notices by one party to the other shall be in writing and may be given by certified mail, by overnight mail sent by Federal Express or other nationally recognized overnight courier, or delivery by hand, addressed to such party at the address set forth in the first paragraph hereof and shall be deemed given (a) in the case of certified mail, four (4) Business Days after being deposited in the mail, first class postage pre-paid, (b) in the case of overnight mail, one (1) Business Day after being sent by overnight mail, and (c) in the case of delivery by hand, when delivered. Either party may change its address for delivery of notices by written notice to the other in the manner set forth in this Section 17.

     18. Costs and Expenses. The Pledgor hereby agrees to pay or reimburse the Secured Party, on demand, for all reasonable costs and expenses (including without limitation all reasonable attorneys' fees and disbursements and the reasonable fees and disbursements of all other experts including without limitation all accountants and appraisers) incurred by the Secured Party in connection with preserving, amending, defending, protecting, exercising or enforcing this Pledge Agreement or any of its rights, remedies and powers hereunder, or attempting to do any of the foregoing, including without limitation all reasonable costs and expenses incurred in connection with the exercise of any right, remedy or power with respect to the Collateral.

     19. Integration. This Pledge Agreement represents the entire agreement of the Pledgor and the Secured Party with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Secured Party relative to the subject matter hereof not expressly set forth or referred to herein.

     20. Gender. Whenever the context herein so requires, the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice-versa.

     21. Counterparts. This Pledge Agreement may be executed by facsimile and in one or more counterparts, each of which shall be considered an original but all of which together shall be deemed one and the same instrument.

     22. Governing Law; Jury Trial Waiver.

     (a) THIS PLEDGE AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PLEDGOR UNDER THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS THEREUNDER.

     (b) THE PLEDGOR HEREBY KNOWINGLY AND VOLUNTARILY WAIVES TRIAL BY JURY AND THE RIGHT THERETO IN ANY ACTION OR PROCEEDING OF ANY KIND, ARISING UNDER OR OUT OF, OR OTHERWISE RELATED TO OR CONNECTED WITH, THIS PROMISSORY NOTE AND/OR THIS PLEDGE AGREEMENT.

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Pledge Agreement as of the day and year first above written.

WITNESS:


/s/ Melissa Kratka                              /s/ Richard H. Friedman, Pledgor
--------------------------                      ------------------------------
                                                Richard H. Friedman, Pledgor


ACCEPTED:

MIM CORPORATION


By  /s/ Scott R. Yablon
   -------------------------
     Its  President

                                   SCHEDULE I


1,500,000 shares of the Common Stock of the Secured Party, par value $.0001 per share issued to the Pledgor and evidenced by stock certificate numbers 5897 (collectively, the "Specified Pledged Stock").